UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2018

Pillarstone Capital REIT
(Exact name of registrant as specified in charter)

Maryland	001-15409	39-6594066
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 South Gessner, Suite 555
Houston, Texas	77063
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (832) 810-0100
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 15, 2018, Pillarstone Capital REIT (the “Company”) filed a Form 12b-25 with the Securities and Exchange Commission (the “SEC”), which stated that the Company was unable to complete and file its quarterly report on Form 10-Q for the quarterly period ended June 30, 2018 (the “Form 10-Q”) within the time period prescribed by the SEC rules. The Company stated in the form 12b-25 that, it has concluded disclosing its conclusion that it should restate its audited consolidated financial statements for the years ended December 31, 2016 and December 31, 2017 and unaudited consolidated financial statements for the quarters ended March 31, 2017, June 30, 2017, September 30, 2017 and March 31, 2018 (collectively, the “Prior Period Financial Statements”).

The Company has been working with great diligence to complete the restatements but will not be able to complete the restatements in time to file the Form 10-Q within the five-day extension period provided under Rule 12b-25 of the Securities Exchange Act of 1943, as amended, as additional time is required due to the number of financial statements that will be restated. The Company is working diligently on this matter and intends to file the Form 10-Q and the restated Prior Period Financial Statements as soon as practicable.

The Audit Committee of the Board and management have discussed the foregoing matters with Pannell Kerr Forster of Texas,
P.C. (“PKF”).

Forward-Looking Statements

This Current Report on Form 8-K contains historical information, as well as forward-looking statements within the meaning of the federal securities laws, including discussion and analysis of our financial condition; risks relating to the impact of the restatement on the Company’s financial statements; the impact of the restatement on the Company’s evaluation of the effectiveness of its internal controls over financial reporting and disclosure controls and procedures; the costs and expenses of the restatement; delays in the preparation of the restated financial statements and the Amended Filings; the risk that additional information will come to light during the course of the preparation of the restated financial statements that alters the scope or magnitude of the restatement; potential reviews, litigation or other proceedings by governmental authorities, shareholders or other parties; risks related to the impact on the restatement on the Company’s reputation, commercial contracts and ability to raise capital, and other factors as discussed in the Company’s filings with the Securities and Exchange Commission from time to time. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. You are cautioned not to place undue reliance on forward-looking statements, which reflect management’s view only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, except as required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILLARSTONE CAPITAL REIT

Date:	August 20, 2018	By: /s/ John J. Dee
Name: John J. Dee Title: Chief Financial Officer and Senior Vice President